VOYA INVESTORS TRUST

Voya Global Perspectives® Portfolio

(the “Portfolio”)

Supplement dated December 1, 2025

to the Portfolio’s Class ADV, Class I, and Class S Shares’ Prospectus, as supplemented,

and related Statement of Additional Information

each dated May 1, 2025

On November 13, 2025, the Portfolio’s Board of Trustees approved a proposal to liquidate the Portfolio on or about May 15, 2026. The Portfolio is closed to new investors effective February 23, 2026. Leading up to the liquidation, as the Portfolio begins to transition its portfolio in anticipation of making its liquidating distributions, the Portfolio may deviate from its investment objectives and policies. Investors in the Portfolio will be receiving additional communication from the Portfolio explaining the liquidation as well as providing information regarding their exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE